SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

April 23, 2004
Date of Report (date of earliest event reported)

DataWave Systems Inc.
(Exact Name of Registrant as Specified in its Charter)

Yukon	0-26698	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 13575 Commerce Parkway, Richmond, British Columbia V6V 2L1
(Address of principal executive offices)

604.295.1800
(Registrant's telephone number, including area code)

 ITEM 5. OTHER EVENTS

LETTER AGREEMENT WITH INTEGRATED DATA CORP.

On April 20, 2004, DataWave Systems Inc. ("DataWave") and Integrated Data Corp.("IDC") signed a Letter Agreement whereby IDC will acquire DataWave by merger or similar transaction.

On April 23, 2004, DataWave Systems Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWAVE SYSTEMS INC.

By /s/ John Gunn
John Gunn
General Manager, Chief Financial Officer

Dated: April 23, 2004

EXHIBIT INDEX

    News Release dated April 23, 2004.